UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  October 29, 2010 (October 28, 2010)

MAC-GRAY CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation or Organization)	1-13495 (Commission File Number)	04-3361982 (I.R.S. Employer Identification No.)

404 Wyman Street, Suite 400 Waltham, Massachusetts (Address of Principal Executive Offices)	02451 (Zip Code)

(Registrant’s Telephone Number, Including Area Code) (781) 487-7600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a)           On October 28, 2010, Mac-Gray Corporation (the “Company”) filed a Form 8-K which inadvertently referred to an amendment to the Company’s “Second Amended and Restated By-laws” when it should have referenced an amendment to the Company’s “Amended and Restated By-laws.”  Attached as Exhibit 3.1 to this Form 8-K/A is the corrected version of Amendment No. 1 to the Company’s Amended and Restated By-laws.  The Company is filing this Form 8-K/A to amend the Current Report on Form 8-K filed on October 28, 2010.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

3.1	Amendment No. 1 to Amended and Restated By-laws of Mac-Gray Corporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 29, 2010	By:	/s/ Michael J. Shea
Executive Vice President,Chief Financial
Officer & Treasurer

EXHIBIT INDEX

Exhibit Number	Description

3.1	Amendment No. 1 to Amended and Restated By-laws of Mac-Gray Corporation